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Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE – REGION 3

In re: eToys, Inc.

Case No. 01-00706 (MFW)
Reporting Period: 03/01/02-03/31/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

        I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	4/18/02 Date

BARRY GOLD Printed Name of Authorized Individual	President & CEO Title of Authorized Individual

*    Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys, Inc.

Case No. 01-00706 (MFW)

Attachment to Monthly Operating Report (MOR cover page):

    Copies of IRS Form 6123 or Payment Receipt
    All payroll taxes are impounded by the independent payroll service therefore payment receipt is not available.

    Copies of Tax Returns Filed During the Reporting Period
    There were no tax returns filed during the period. Payroll and sales tax returns are prepared on a quarterly basis and submitted to respective government agency within thirty days after the end of each quarter.

In re: eToys, Inc.

Case No. 01-00706 MFW
Reporting Period 03/01/02-03/31/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" columns must equal the sum of the bank account columns. The amount reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for cash account.

	Pre-petition 5300152165	DIP General 2180039271	Payroll 5300155253	UBOC CD 2869003059	UBOC MM 2860113492	UBOC MM 2860113506	UBOC CD 2189005826	UBOC MM 2860113522	UBOC CD 2189000603	UBOC CD 2869003034	WFB Cert. Of Dep.	UBOC CD 2189003821
CASH BEGINNING OF MONTH	-	11,650.30	2,054.87	-	20,359,029.43	20,775,029.22	0.00	40,099.23	0.00	0.00	0.00	0.00
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS		8,000.00
DUE FROM LLC
OTHER (attach list)		5,830.00
TRANSFER FROM DISTRIBUTION LLC
TRANSFER FROM CD
TRANSFERS FROM MONEY MARKET		245,000.00
TRANSFERS FROM DIP GENERAL		3,000.00	43,500.00
INTEREST					9,638.06	9,903.71		15.92
TOTAL RECEIPTS	-	261,830.00	43,500.00	-	9,638.06	9,903.71	0.00	15.92	0.00	0.00	0.00	0.00
DISBURSEMENTS
NET PAYROLL			(26,869.17)
PAYROLL TAXES			(19,593.51)
SALES,USE,& OTHER TAXES
INVENTORY PURCHASES
SECURED/RENT/LEASES		(19,909.60)
INSURANCE		(834.43)
ADMINISTRATIVE		(10,883.85)	(835.12)
SELLING
OTHER (attach list)
PRE-PETITION EXPENSES (NOTE 1)
OWNER DRAW
TRANSFERS
Transfer to LLC DIP		(23,000.00)
Transfer to PR		(39,500.00)
Transfer to CD
Transfer to DIP General					(245,000.00)
Transfer to Money Market					(20,123,667.49)	(20,784,932.93)
PROFESSIONAL FEES		(177,630.04)
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	0.00	(271,757.92)	(47,297.80)	0.00	(20,368,667.49)	(20,784,932.93)	0.00	0.00	0.00	0.00	0.00	0.00
NET CASH FLOW	0.00	(9,927.92)	(3,797.80)	0.00	(20,359,029.43)	(20,775,029.22)	0.00	15.92	0.00	0.00	0.00	0.00
CASH END OF MONTH	0.00	1,722.38	(1,742.93)	0.00	0.00	0.00	0.00	40,115.15	0.00	0.00	0.00	0.00

NOTE 1 - PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

NOTE 2 - During March 2002, the Debtor moved its banking relationship from Union Bank to Bank of America. All Union Bank accounts will be closed after outstanding checks have cleared. Bank of America has posted collateral in the form of United States Treasury Bills and has provided the Office of the United States Trustee in the District of Delaware with evidence of the pledged collateral.

        THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re: eToys, Inc.	Case No. 01-00706 MFW Reporting Period 03/01/02-03/31/02

MOR-1 con't
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	UBOC CD 2869002614	UBOC CD 2869002770	UBOC CD 2869002754	UBOC CD 2869003042	UBOC CD 5309026234	UBOC CD 5309028479	UBOC Stock 5300161903	WFB 060-8526315	BOA DIP General 3755524511	BOA Payroll 3755524537	BOA MM 3755524508	Total
CASH BEGINNING OF MONTH	0.00	0.00	0.00	0.00	187,500.00	0.00	0.00	0.00	0.00	0.00	0.00	41,375,363.05
CASH SALES												0.00
ACCOUNTS RECEIVABLE (NOTE 2)												0.00
LOANS AND ADVANCES												0.00
SALE OF ASSETS									20,000.00		445,000.00	473,000.00
DUE FROM LLC												0.00
OTHER (attach list)									23,552.24			29,382.24
TRANSFERS — SWEEP ACCOUNT												0.00
TRANSFER FROM CD												0.00
TRANSFERS FROM MONEY MARKET											40,908,600.42	41,153,600.42
TRANSFERS FROM DIP GENERAL										10,000.00		56,500.00
INTEREST											48,296.82	67,854.51
TOTAL RECEIPTS	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	43552.24	10000.00	41401897.24	41,780,337.17

DISBURSEMENTS
NET PAYROLL										(5,752.03)		(32,621.20)
PAYROLL TAXES												(19,593.51)
SALES,USE,& OTHER TAXES												0.00
INVENTORY PURCHASES												0.00
SECURED/RENT/LEASES												(19,909.60)
INSURANCE												(834.43)
ADMINISTRATIVE									(7,416.55)	(252.24)		(19,387.76)
SELLING												0.00
OTHER (attach list)												0.00
PRE-PETITION EXPENSES (NOTE 1)												0.00
OWNER DRAW												0.00
TRANSFERS												0.00
Transfer to LLC DIP									(5,000.00)			(28,000.00)
Transfer to PR									(14,000.00)			(53,500.00)
Transfer to CD												0.00
Transfer to DIP General									(3,000.00)			(248,000.00)
Transfer to Money Market												(40,908,600.42)
PROFESSIONAL FEES												(177,630.04)
U.S. TRUSTEE QUARTERLY FEES												0.00
COURT COSTS												0.00
TOTAL DISBURSEMENTS	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(29,416.55)	(6,004.27)	0.00	(41,508,076.96)
NET CASH FLOW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	14,135.69	3,995.73	41,401,897.24	272,260.21
CASH END OF MONTH	0.00	0.00	0.00	0.00	187,500.00	0.00	0.00	0.00	14,135.69	3,995.73	41,401,897.24	41,647,623.26

NOTE 1 — PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

NOTE 2 — During March 2002, the Debtor moved its banking relationship from Union Bank to Bank of America. All Union Bank accounts will be closed after outstanding checks have cleared. Bank of America has posted collateral in the form of United States Treasury Bills and has provided the Office of the United States Trustee in the District of Delaware with evidence of the pledged collateral.

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		$41,508,076.96
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$(41,238,100.42)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$269,976.54

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 03/01/02-03/31/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:	2180039271		5300155253		5300161903		2860113506		2869002945
C.	Purpose (Type):	DIP General		Payroll		Stock		Money Market		Time Deposit
1.	Balance per Bank Statement		$2,494.85		$31,571.69		$-		$-		$-
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks		(772.47)		(33,314.62)
4.	Other				-
5.	Month End Balance per Books		$1,722.38		$(1,742.93)		$-		$-		$-
6.	Number of Last Check Written		20560		605628

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
			none		none		none		none	not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
					SEE ATTACHED LIST		none		none	not applicable
		20454	230.00
		20495	120.00
		20542	320.00
		20557	80.00
		300005	14.99
		300011	7.48
Total Checks Outstanding			$772.47

OTHER - During March 2002, the Debtor moved its banking relationship from Union Bank to Bank of America. All Union Bank accounts will be closed after outstanding checks have cleared. Bank of America has posted collateral in the form of United States Treasury Bills and has provided the Office of the United States Trustee in the District of Delaware with evidence of the pledged collateral.

* - The Debtor has voluntarily restricted cash approximating $55,000. Please see Note 3 to the Unaudited Financial Statements.

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 03/01/02-03/31/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:	2869003042		2860113492		5309026234		2869003034		2860113522 *
C.	Purpose (Type):	Time Deposit		Money Market		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$-		$-		$187,500.00		$-		$40,115.15
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$-		$-		$187,500.00		$-		$40,115.15
6.	Number of Last Check Written

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

OTHER - During March 2002, the Debtor moved its banking relationship from Union Bank to Bank of America. All Union Bank accounts will be closed after outstanding checks have cleared. Bank of America has posted collateral in the form of United States Treasury Bills and has provided the Office of the United States Trustee in the District of Delaware with evidence of the pledged collateral.

* - The Debtor has voluntarily restricted cash approximating $55,000. Please see Note 3 to the Unaudited Financial Statements.

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 03/01/02-03/31/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Wells Fargo		Wells Fargo		Union Bank		Union Bank		Union Bank
B.	Account No.:				060-8526315		2869002614		5309028479		2869002754
C.	Purpose (Type):		Cert of Deposit		Credit Card		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$-		$-		$-		$-		$-
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$-		$-		$-		$-		$-
6.	Number of Last Check Written

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
			not applicable		not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
			not applicable		not applicable		not applicable		not applicable		not applicable

OTHER - During March 2002, the Debtor moved its banking relationship from Union Bank to Bank of America. All Union Bank accounts will be closed after outstanding checks have cleared. Bank of America has posted collateral in the form of United States Treasury Bills and has provided the Office of the United States Trustee in the District of Delaware with evidence of the pledged collateral.

* - The Debtor has voluntarily restricted cash approximating $55,000. Please see Note 3 to the Unaudited Financial Statements.

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 03/01/02-03/31/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Bank of America		Bank of America		Bank of America		Total
B.	Account No.:	2869002770		3755524511		3755524537		375524508
C.	Purpose (Type):	Time Deposit		DIP General		Payroll		Money Market
1.	Balance per Bank Statement		$-		$31,552.24		$10,000.00		$41,401,897.24	$41,705,131.17
2.	(+) Deposit in Transit									0.00
3.	(-) Outstanding Checks				(17,416.55)		(6,004.27)			(57,507.91)
4.	Other Reconciling Items									0.00
5.	Month End Balance per Books		$-		$14,135.69		$3,995.73		$41,401,897.24	$41,647,623.26
6.	Number of Last Check Written				20636		800000

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		none		none		not applicable
CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable						not applicable
				20630	2,634.42	Debit	140.10
				20631	114.91	Debit	112.14
				20632	165.05	700000	708.13
				20633	281.62	700001	1,156.70
				20634	2,656.35	800000	3,887.20
				20635	1,174.20
				20636	390.00
				Transfer	10,000.00
					$17,416.55		$6,004.27

OTHER - During March 2002, the Debtor moved its banking relationship from Union Bank to Bank of America. All Union Bank accounts will be closed after outstanding checks have cleared. Bank of America has posted collateral in the form of United States Treasury Bills and has provided the Office of the United States Trustee in the District of Delaware with evidence of the pledged collateral.

* - The Debtor has voluntarily restricted cash approximating $55,000. Please see Note 3 to the Unaudited Financial Statements.

In re: eToys, Inc.	Case No. 01-00706 (MFW)

UNION BANK PAYROLL ACCOUNT
OUTSTANDING CHECKS
March 31, 2002

CHECKNUM	CHECK DATE	NET AMOUNT
00010024	03/01/01	2,145.48
00020077	03/01/01	123.34
00031164	03/01/01	948.84
00031165	03/01/01	4,065.28
00031232	03/01/01	90.34
00040393	03/01/01	4,281.94
00040394	03/01/01	299.40
00305692	03/06/01	37.50
00305700	03/06/01	2,764.29
00305770	03/06/01	1,036.41
00305827	03/06/01	80.47
00305837	03/06/01	171.40
00305839	03/06/01	171.49
00305844	03/06/01	91.45
00305845	03/06/01	86.17
00305847	03/06/01	37.49
00305848	03/06/01	133.66
00305854	03/06/01	293.66
00305876	03/06/01	180.08
00305883	03/06/01	125.27
00305914	03/06/01	191.95
00305919	03/06/01	248.56
00305923	03/06/01	119.62
00305937	03/06/01	117.48
00305943	03/06/01	148.29
00305945	03/06/01	294.50
00305968	03/06/01	316.55
00305972	03/06/01	281.38
00305976	03/06/01	140.70
00305977	03/06/01	290.34
00305999	03/06/01	281.38
00306003	03/06/01	183.15
00306004	03/06/01	316.56
00306005	03/06/01	309.53
00603580	03/06/01	65.07
00603850	03/06/01	442.62
00603862	03/06/01	484.70
00603931	03/06/01	330.82
00603935	03/06/01	363.49
00603945	03/06/01	218.40
00603949	03/06/01	126.61
00603950	03/06/01	123.11
00603988	03/06/01	133.64
00603990	03/06/01	191.40
00020086	03/09/01	218.07

In re: eToys, Inc.	Case No. 01-00706 (MFW)

UNION BANK PAYROLL ACCOUNT
OUTSTANDING CHECKS
March 31, 2002

CHECKNUM	CHECK DATE	NET AMOUNT
00604003	03/16/01	59.10
00604048	03/16/01	87.94
00031401	03/23/01	423.15
00604154	03/23/01	365.22
00031415	03/28/01	3.28
00604319	03/30/01	271.09
00604354	03/30/01	456.52
00604454	04/06/01	295.27
00306068	04/13/01	803.58
00306084	04/13/01	2,513.04
00604630	04/13/01	950.67
00604650	04/13/01	629.01
00604654	04/13/01	1,402.64
00306125	04/20/01	28.11
00306149	04/20/01	33.59
00306157	04/20/01	48.90
00306161	04/20/01	228.66
00306162	04/20/01	19.22
00306189	04/20/01	84.74
00040593	05/04/01	1,205.91
00031426	05/18/01	303.10

		33,314.62

In re: eToys, Inc.	CASH DISBURSEMENTS PAYROLL ACCOUNT March 2002	Case No. 01-00706 (MFW)
CHECKNUM	CHECK DATE	NET AMOUNT	NET CHECKS	PAYROLL TAXES	FEES
306475	03/01/2002	852.10	852.10
306476	03/01/2002	552.91	552.91
Taxes	03/01/2002	831.18		831.18
Fees	03/04/2002	166.05			166.05
306477	03/08/2002	852.08	852.08
306478	03/08/2002	1,156.70	1,156.70
Taxes	03/08/2002	1,438.61		1,438.61
Fees	03/08/2002	140.04			140.04
306479	03/15/2002	852.11	852.11
306480	03/15/2002	1,156.71	1,156.71
Taxes	03/15/2002	1,438.55		1,438.55
Fees	03/15/2002	129.36			129.36
306481	03/22/2002	852.09	852.09
306482	03/22/2002	1,156.68	1,156.68
Taxes	03/22/2002	1,438.63		1,438.63
Fees	03/25/2002	140.10			140.10
Fees	03/28/2002	13.80			13.80
Fees	03/28/2002	13.80			13.80
Taxes	03/29/2002	1,296.81		1,296.81
700000	03/29/2002	708.13	708.13
700001	03/29/2002	1,156.70	1,156.70

TOTAL DISBURSEMENTS-eToys, Inc.		16,343.14

605629	03/01/2002	779.94	779.94
605630	03/01/2002	3,631.08	3,631.08
Taxes	03/01/2002	2,914.43		2,914.43
Fees	03/04/2002	154.94			154.94
605631	03/08/2002	1,180.65	1,180.65
605632	03/08/2002	3,887.20	3,887.20
Taxes	03/08/2002	2,814.23		2,814.23
Fees	03/08/2002	112.08			112.08
605633	03/15/2002	1,410.10	1,410.10
605634	03/15/2002	3,887.19	3,887.19
Taxes	03/15/2002	3,058.46		3,058.46
Fees	03/15/2002	105.05			105.05
605635	03/22/2002	774.43	774.43
605636	03/22/2002	3,887.20	3,887.20
Taxes	03/22/2002	2,396.93		2,396.93
Fees	03/25/2002	112.14			112.14
Taxes	03/29/2002	1,965.68		1,965.68
800000	03/29/2002	3,887.20	3,887.20

TOTAL DISBURSEMENTS-LLC		36,958.93

TOTAL DISBURSEMENTS		53,302.07	32,621.20	19,593.51	1,087.36

In re: eToys, Inc.	Cash Disbursements March 2002	Case No. 01-00706 (MFW)
Date	Num	Name	Amount
03/06/2002	20547	ARTER-RODRIGUEZ, DENISE	2,658.12
03/06/2002	20548	RICHARD CARTOON, LLC	15,421.40
03/06/2002	20549	TRAUB, BONACQUIST & FOX, LLP	74,069.84
03/06/2002	20550	VERIZON CALIFORNIA	111.01
03/07/2002	20551	PREMIER FINANCIAL CORP	19,909.60
03/07/2002	20552	STATE COMPENSATION INSURANCE FUND	834.43
03/08/2002	20553	BANKRUPTCY MANAGEMENT CORPORATION	77,187.80
03/11/2002	20554	FEDERAL EXPRESS	47.70
03/11/2002	20555	RIGHT CLICK LLC	25.00
03/12/2002	20556	YOUNG, BYNNE	1,024.20
03/12/2002	20557	HURLEY, SHANNON	80.00
03/12/2002	20558	ARTER-RODRIGUEZ, DENISE	1,779.06
03/12/2002	20559	BANKRUPTCY MANAGEMENT CORPORATION	10,951.00
03/14/2002	20560	GOLD, BARRY	3,792.88
03/25/2002	A MAR-2	Union Bank of California	1,365.88
03/25/2002	20630	ARTER-RODRIGUEZ, DENISE	2,634.42
03/25/2002	20631	COHEN, STEFFANIE J	114.91
03/25/2002	20632	FEDERAL EXPRESS	165.05
03/25/2002	20633	GOLD, BARRY	281.62
03/25/2002	20634	MCBURNEY & PARTNERS	2,656.35
03/25/2002	20635	YOUNG, BYNNE	1,174.20
03/28/2002	20636	ACE PARKING MGMT, INC.	390.00

		Subtotal	216,674.47

		ADD: Payroll Disbursements (see attached)	53,302.07

		Total Disbursements	269,976.54

In re: eToys, Inc.	Case No. 01-00706(MFW)

MOR-1 ATTACHMENT
OTHER RECEIPTS
March 2002

Payer	Description	Amount	Date
NETWORK SOLUTIONS	REFUND	70.00	3/11/2002
STATE OF NEW YORK	REFUND	5,760.00	3/11/2002
COMMISSIONER OF FINANCE-NY	REFUND	5,524.24	3/13/2002
MARSH RISK & INSURANCE SERV	REFUND	18,028.00	3/19/2002

Total		$29,382.24

In re: eToys, Inc.	Case No. 00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through March 31, 2002 and One Month Ended March 31, 2002
UNAUDITED

	Mar 7, '01 - Mar 31, '02	Mar '02
Ordinary Income/Expense
Income
Liquidation Proceeds
Cancellation of Debt	330,679.40	0.00
Loss on Disposal of Assets	-27,927,357.20	0.00
Refunds Received	15,918.15	0.00
Liquidation Proceeds - Other	852,881.86	8,078.37

Total Liquidation Proceeds	-26,727,877.79	8,078.37

Total Income	-26,727,877.79	8,078.37

Gross Profit	-26,727,877.79	8,078.37
Expense
Advertising	10,845.34	0.00
Bank Service Charges	137,682.68	0.00
Dues and Subscriptions	731.47	0.00
Employee Benefits	316,832.25	1,750.42
Equipment Leases	241,371.47	19,909.60
Insurance	787,471.14	-16,735.57
Licenses and Permits	3,348.02	0.00
Miscellaneous	2,587.33	25.00
Moving Expense	9,686.00	0.00
Office Relocation Expense	37,333.00	0.00
Outside Services	165,566.92	603.15
Parking	61,228.02	390.00
Payroll Taxes	80,221.79	1,118.55
Postage and Delivery	9,877.25	262.44
Professional Fees
Accounting	4,249.94	2,656.35
Legal Fees	13,868.94	0.00

Total Professional Fees	18,118.88	2,656.35
Rent	404,530.63	0.00
Repairs
Building Repairs	186.06	0.00
Computer Repairs	271,873.90	0.00
Equipment Repairs	561.60	0.00

Total Repairs	272,621.56	0.00
Salaries & Wages
Vacation Expense	19,748.25	0.00
Salaries & Wages - Other	1,371,097.69	14,621.44

Total Salaries & Wages	1,390,845.94	14,621.44
Sales Tax	25,388.98	0.00
Supplies
Office	9,723.28	114.91
Supplies - Other	337.91	0.00

Total Supplies	10,061.19	114.91
Taxes
State	1,800.00	0.00
Taxes - Other	19,577.74	-11,284.24

Total Taxes	21,377.74	-11,284.24
Telephone
Communication Expense	119,779.56	0.00

See accompanying Notes To Financial Statements	Page 1 of 2

In re: eToys, Inc.	Case No. 00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through March 31, 2002 and One Month Ended March 31, 2002
UNAUDITED

Telephone - Other	100,073.50	0.00

Total Telephone	219,853.06	0.00
Travel & Ent
Meals	301.98	0.00
Travel	13,505.71	345.00
Travel & Ent - Other	58,080.24	2,324.08

Total Travel & Ent	71,887.93	2,669.08
Utilities
Water	-531.16	0.00

Total Utilities	-531.16	0.00

Total Expense	4,298,937.43	16,101.13

Net Ordinary Income	-31,026,815.22	-8,022.76
Other Income/Expense
Other Income
Interest Income	962,131.32	68,033.61
Miscellaneous Income	1,624.91	0.00
Other Income	2,791,620.97	0.00

Total Other Income	3,755,377.20	68,033.61
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Asset Management
Commission	81,800.00	0.00
Asset Management - Other	424,947.05	-70.00

Total Asset Management	506,747.05	-70.00
IT Consulting Services	6,732.50	0.00
Legal Notices/Publication	62,609.51	0.00
Miscellaneous Expense	4,725.28	1,365.88
Record Storage	9,863.28	85.00

Total Post-Petition Payments	590,677.62	1,380.88
Pre-Petition Payments
Employee Reimbursements	6,020.71	0.00
Exp Deducted - Sec Dep	6,600.00	0.00
Other Critical Vendors	8,588.84	0.00
Payroll	535,337.53	0.00
Sales & Other Taxes	85,469.07	0.00

Total Pre-Petition Payments	642,016.15	0.00
Provision for Restructuring Chg	108,853,000.00	0.00

Total Other Reorganization Expenses	110,085,693.77	1,380.88
Outside Services	79,059.57	9,005.00
Professional Fees	5,211,964.51	74,531.04
U.S. Trustees Fees	30,000.00	0.00

Total Reorganization Expenses	115,406,717.85	84,916.92

Total Other Expense	115,406,717.85	84,916.92

Net Other Income	-111,651,340.65	-16,883.31

Net Loss	-142,678,155.87	-24,906.07

See accompanying Notes To Financial Statements	Page 2 of 2

In re: eToys, Inc.	Case No. 01-00706(MFW)

Balance Sheet (MOR-3)
As of March 31, 2002
UNAUDITED

Mar 31, '02
ASSETS
Current Assets
Cash
Restricted Cash	55,115.15
Unrestricted Cash	41,592,508.11

Total Cash	41,647,623.26
Other Current Assets
Other Liquidated Debts
129000 - A/R Other	100,000.00
152000 - Prepaid Marketing	100,000.00
159000 - Prepaid Other	120,436.37
241000 - Deposits	30,000.00

Total Other Liquidated Debts	350,436.37

Total Other Current Assets	350,436.37

Total Current Assets	41,998,059.63
Fixed Assets
FF&E
202000 - Office Equipment	105,000.00

Total FF&E	105,000.00

Total Fixed Assets	105,000.00
Other Assets
I/C Receivables - Post Petition
251000 POST - Due From Dist LLC	-13,125,084.18

Total I/C Receivables - Post Petition	-13,125,084.18
I/C Receivables Pre-Petition
251500 - Due From eToys Dist	1,687,315.60
255000 - Due From eToys Europe	1,199,104.33

Total I/C Receivables Pre-Petition	2,886,419.93
Intangible Assets
231000 - Goodwill	100,000.00

Total Intangible Assets	100,000.00

Total Other Assets	-10,138,664.25

TOTAL ASSETS	31,964,395.38

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	247,707.55

Total Accounts Payable	247,707.55
Other Current Liabilities
Post-Petition Liabilities
340000 - Accrued Prof Fees	1,984,845.89

Total Post-Petition Liabilities	1,984,845.89

Total Other Current Liabilities	1,984,845.89

Total Current Liabilities	2,232,553.44
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
303000P - Gift Certificates	646,521.86
304500P - Employee Benefits	29,570.00
311000P - Taxing Authority	137,259.00
332000P - Employee Comp Liab	216,252.06

Total Priority Claims	1,029,602.92
Secured Claims
351000 - Capital Lease Oblgns	9,255,313.94
352000 - L-T Notes Payable	1,107,131.33

Total Secured Claims	10,362,445.27
Unsecured Claims
300000 - Accounts Payable	20,803,196.06
326000 - Agreement	2,583,268.44
327000 - Contract	93,805.00
328000 - Litigation	51,899.52
331000 - Web Affiliate	185,120.00
332000 - Employee Comp	615,562.49
335000 - Accrued Interest Pyble	2,670,000.75
351000 - Equipment Lease	1,666,630.92
353000 - Subordinated N/P	150,000,000.00

Total Unsecured Claims	178,669,483.18

Total Liabs Subject to Compromise	190,061,531.37

Total Long Term Liabilities	190,061,531.37

Total Liabilities	192,294,084.81

Total Equity	-160,329,689.43

TOTAL LIABILITIES & EQUITY	31,964,395.38

See accompanying Notes To Financial Statements	Page 1 of 1

In re: eToys, Inc Debtor	Case No. 01-00706 (MFW) Reporting Period: 03/01/02-03/31/02

Notes to Unaudited Financial Statements (MOR - 2, 3)
As of March 31, 2002
UNAUDITED

NOTE 1 -	Basis of Presentation

As the Company is being liquidated, assets are carried at estimated fair market value which has been determined using the best information available to management. There can be no assurance that amounts to be realized from the liquidation of the Company's assets will equal the estimated fair market value.

Creditors' claims against the Company are still being evaluated and as of this time the fair market value of such claims has not been established. Accordingly, no adjustment to pre-petition liabilities has been recorded. (See Notes 4 and 5)
NOTE 2 -	Provision For Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. In January 2002, the provision was increased by $11,000,000. This reserve has now been used to recognize losses and anticipated losses on remaining assets, writing assets down to estimated fair market value as of January 31, 2002. There can be no assurance that this reserve is adequate to cover the losses actually realized upon asset sales.
NOTE 3 -	Restricted Cash

The Company has set aside $40,000 in a separate account and reserved an additional $15,000 in a non-segregated account. These amounts represent proceeds from the sale of certain equipment in which purported secured lenders claim an interest, and have been earmarked for satisfaction of those claims if and to the extent allowed. The Company reserves all rights, claims, defenses and counter claims.
NOTE 4 -	Contingent Liabilities - Administrative Claims

On December 7, 2001, the bar date for the filing of administrative claims passed. Prior to the bar date, administrative claims totaling approximately $17,611,000 were filed against eToys, Inc. The Company is undertaking a review and reconciliation of the administrative claims filed, a process that has not yet been completed. Based on a preliminary review of the administrative claims filed, it appears that some actually duplicate pre-petition unsecured claims and some involve lease rejection claims, which would not be properly classified as Administrative Claims. Until the reconciliation process is complete, and claims objections heard by the Court, the Debtor can make no representations or provide any assurances regarding the Administrative Claims, which would be paid ahead of any distribution to pre-petition creditors.

In re: eToys, Inc Debtor	Case No. 01-00706 (MFW) Reporting Period: 03/01/02-03/31/02

Notes to Unaudited Financial Statements (MOR - 2, 3)
As of March 31, 2002
UNAUDITED
(Continued)

NOTE 5 -	Contingent Liabilities

As a result of the cessation of business operations, numerous contingent liability claims for items such as operating and capital leases and executory contracts have arisen and are substantial. Liabilities currently recognized on the balance sheet reflect only going concern liabilities, and will be adjusted, where appropriate, for contingent liabilities as claims are researched, validated and quantified.

In re:	eToys, Inc	Case No. 01-00706 (MFW)
	Debtor	Reporting Period: 03/01/02-03/31/02

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	3,130.69	3,130.69	March 1, 8, 15, 22, & 29	Note 1	0.00
FICA-Employer	0.00	1,118.55	1,118.55	March 1, 8, 15, 22, & 29	Note 1	0.00
FICA-Employee	0.00	1,118.55	1,118.55	March 1, 8, 15, 22, & 29	Note 1	0.00
Tax Adjustment	0.00	0.00	0.00			0.00
Tax Refund	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total Federal Taxes	0.00	5,367.79	5,367.79			0.00
STATE AND LOCAL
Withholding	0.00	1,075.99	1,075.99	March 1, 8, 15, 22, & 29	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	1,075.99	1,075.99			0.00
Total taxes	0.00	6,443.78	6,443.78			0.00

Note 1 - All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies.

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	>90	Total
Accounts payable	49.69	-	-	-	247,657.86	247,707.55
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees						1,984,845.89
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Total Postpetition Debts						2,232,553.44
Explain how and when the Debtor intends to pay any past-due postpetition debts.
Debtor has adequate funds available to pay post-petition obligations. However, payments to some vendors have been delayed pending resolution of disputed balances and adjudication of motions for allowance of administrative claims.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re: eToys, Inc.	eToys, Inc. Accounts Payable Aging Report As of March 31, 2002	Case No. 01-00706 MFW
	Current	1 - 30	31 - 60	61 - 90	> 90		TOTAL
BANC ONE LEASING CORPORATION	0.00	0.00	0.00	0.00	52,099.87	(1)	52,099.87
COHEN, STEFFANIE J	49.69	0.00	0.00	0.00	0.00		49.69
COMDISCO INC.	0.00	0.00	0.00	0.00	146,955.01	(1)	146,955.01
DE LAGE LANDEN	0.00	0.00	0.00	0.00	28,488.04	(1)	28,488.04
VERIZON CALIFORNIA	0.00	0.00	0.00	0.00	20,114.94	(2)	20,114.94

TOTAL	49.69	0.00	0.00	0.00	247,657.86		247,707.55

Notes:

(1)    Lease - In the > 90 day column, $227,542.92 represents post-petition lease payments which are the subject of ongoing negotiations and motions for allowance of administrative claims.

(2)    Amount in the > 90 day column represents disputed amounts for data transmission services.

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period 03/01/02-03/31/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period		$100,000.00
(+) Amounts billed during the period
(-) Amounts collected during the period
(-) Other adjustments
Total Accounts Receivable at the end of the reporting period		$100,000.00
Accounts Receivable Aging
0-30 days old	$
31-60 days old
61-90 days old
91 + days old		100,000.00
Total Accounts Receivable		$100,000.00
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)		$100,000.00

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.	X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
1. Assets/inventory and/or scrap was sold outside the normal course of business as a result of the company operating in a liquidation process.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE – REGION 3

In re: eToys Distribution LLC	Case No. 01-00707 (MFW) Reporting Period: 03/01/02-03/31/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ BARRY GOLD Signature of Authorized Individual	4/18/02 Date

Barry Gold Printed Name of Authorized Individual	President & CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToysDistribution LLC	Case No. 01-00707 (MFW)

        Attachment to Monthly Operating Report (MOR cover page):

    Copies of IRS Form 6123 or Payment Receipt
    All payroll taxes are impounded by the independent payroll service therefore payment receipt is not available.

    Copies of Tax Returns Filed During the Reporting Period
    There were no tax returns filed during the period. Payroll and sales tax returns are prepared on a quarterly basis and submitted to respective government agency within thirty days after the end of each quarter.

In re:	eToys Distribution LLC	Case No. 01-00707 MFW
	Debtor	Reporting Period 03/01/02-03/31/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

	UBOC	BofA Acct No. 375552-4540	Union Bank Acct No. 2180039778	BofA Acct No. 1459-2-08325
	Pre-petition				Total
CASH BEGINNING OF MONTH	0.00	0.00	(795.78)	0.00	(795.78)

CASH SALES					0.00
ACCOUNTS RECEIVABLE					0.00
LOANS AND ADVANCES					0.00
SALE OF ASSETS					0.00
DUE FROM LLC					0.00
OTHER (attach list)					0.00
TRANSFERS - SWEEP ACCOUNT					0.00
TRANSFERS FROM eTOYS INC MM					0.00
TRANSFERS FROM PRE-PETITION					0.00
TRANSFERS FROM eTOYS INC DIP		5,000.00	23,000.00		28,000.00
INTEREST					0.00
TOTAL RECEIPTS	0.00	5,000.00	23,000.00	0.00	28,000.00
DISBURSEMENTS
NET PAYROLL					0.00
PAYROLL TAXES					0.00
SALES,USE,& OTHER TAXES					0.00
INVENTORY PURCHASES					0.00
SECURED/RENT/LEASES			(20,000.00)		(20,000.00)
INSURANCE					0.00
ADMINISTRATIVE		(3,202.22)	(2,201.83)		(5,404.05)
SELLING					0.00
OTHER (attach list)					0.00
PRE-PETITION EXPENSES *					0.00
OWNER DRAW					0.00
TRANSFERS					0.00
Transfer to eToys Inc. DIP					0.00
Transfer to PR					0.00
Transfer to CD					0.00
Due to LLC					0.00
Transfer to Pre-petition					0.00
PROFESSIONAL FEES					0.00
U.S. TRUSTEE QUARTERLY FEES					0.00
COURT COSTS					0.00
TOTAL DISBURSEMENTS	0.00	(3,202.22)	(22,201.83)	0.00	(25,404.05)
NET CASH FLOW	0.00	1,797.78	798.17	0.00	2,595.95
CASH END OF MONTH	0.00	1,797.78	2.39	0.00	1,800.17

*PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

  THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		25,404.05
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		25,404.05

OTHER - During March 2002, the Debtor moved its banking relationship from Union Bank to Bank of America. All Union Bank accounts will be closed after outstanding checks have cleared. Bank of America has posted collateral in the form of United States Treasury Bills and has provided the Office of the United States Trustee in the District of Delaware with evidence of the pledged collateral.

Note: All payroll disbursements of eToys Distribution LLC were paid by eToys, Inc. and included in Etoys Inc. MOR-1.

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)
	Debtor	Reporting Period 03/01/02-03/31/02

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

	Union Bank of Cal. 2180039778	Bank of America 375552-4540	Bank of America 1459-2-08325
BALANCE PER BOOKS	$2.39	$1,797.78	$-
BANK BALANCE	$1,413.91	$5,000.00	$-
(+) DEPOSITS IN TRANSIT (attach list)	-	-	$-
(-) OUTSTANDING CHECKS (attach list)	(1,411.52)	(3,202.22)	$-
OTHER (attach list)
ADJUSTED BANK BALANCE	$2.39	$1,797.78	$-

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	None		None		None

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
					None
	30261	1,411.52	30323	1,638.00
			30324	135.00
			30325	90.45
			30326	1,338.77

Total Outstanding Checks		$1,411.52		$3,202.22
OTHER - During March 2002, the Debtor moved its banking relationship from Union Bank to Bank of America. All Union Bank accounts will be closed after outstanding checks have cleared. Bank of America has posted collateral in the form of United States Treasury Bills and has provided the Office of the United States Trustee in the District of Delaware with evidence of the pledged collateral.

In re: eToys Distribution LLC	Cash Disbursements March 2002	Case No. 01-00707 (MFW)
Date	Check Number	Name	Amount
03/11/2002	30276	HOUDINI'S LOCK & KEY	825.50
03/11/2002	30277	SHAPIRO LIVING TRUST	33.33
03/11/2002	30278	SONITROL OF LONG BEACH	254.00
03/13/2002	30279	MOVING & ASSOCIATED SERVICES, INC.	1,089.00
03/15/2002	30280	EZRA BRUTZKUS & GUBNER TRUST ACCOUNT	20,000.00
03/25/2002	30323	SHAPIRO LIVING TRUST	1,638.00
03/28/2002	30324	DON WILSON COMPANY	135.00
03/28/2002	30325	EISEN, BENJAMIN	90.45
03/28/2002	30326	INDUSTRIAL FIELD LABOR	1,338.77

		TOTAL DISBURSEMENTS	$25,404.05

In re: eToys Distribution LLC	Case No. 01-00707(MFW)

Statement of Operations (MOR-2)
March 7, 2001 through March 31, 2002 and One Month Ended March 31, 2002
UNAUDITED

	Mar 7, '01-Mar 31, '02	Mar '02
Ordinary Income/Expense
Income
Liquidation Proceeds
Cancellation of Debt	11,554.62	0.00
Loss on Disposal of Assets	-38,616,946.27	0.00
Loss on Settlement of Claims	-522,448.27	0.00
Other Income	838.20	0.00
Refunds Received	3,330.35	0.00
Liquidation Proceeds - Other	2,793,273.34	20,000.00

Total Liquidation Proceeds	-36,330,398.03	20,000.00

Total Income	-36,330,398.03	20,000.00
Cost of Goods Sold
Cost of Goods Sold	2,044,470.55	0.00

Total COGS	2,044,470.55	0.00

Gross Profit	-38,374,868.58	20,000.00
Expense
Automobile Expense	715.53	0.00
Dues and Subscriptions	19.50	0.00
Equipment Leases	239,682.63	0.00
Equipment Rental	12,118.76	0.00
Freight	272,231.32	0.00
Miscellaneous	1,443.72	0.00
Moving Expense	12,050.00	0.00
Outside Services	6,434.25	484.21
Payroll taxes	115,151.08	1,168.57
Postage and Delivery	11,583.41	135.00
Printing and Reproduction	33.44	0.00
Rent	2,407,243.23	-69.58
Repairs
Computer Repairs	14,599.28	0.00
Equipment Repairs	3,855.91	0.00

Total Repairs	18,455.19	0.00
Salaries & Wages
Vacation Expense	31,316.57	0.00
Salaries & Wages - Other	1,437,606.46	35,306.15

Total Salaries & Wages	1,468,923.03	35,306.15
Security	133,713.19	1,079.50
Supplies
Office	162.40	0.00
Supplies - Other	33,417.58	0.00

Total Supplies	33,579.98	0.00
Taxes
Property	107,181.66	0.00
Taxes - Other	11,074.49	0.00

Total Taxes	118,256.15	0.00
Telephone
Communications Expense	2,356.81	0.00
See accompanying Note To Financial Statements	Page 1 of 2

In re: eToys Distribution LLC	Case No. 01-00707(MFW)

Statement of Operations (MOR-2)
March 7, 2001 through March 31, 2002 and One Month Ended March 31, 2002
UNAUDITED

Ordinary Income/Expense
Telephone - Other	46,419.26	90.45

Total Telephone	48,776.07	90.45
Temporary Help	117,666.03	1,338.77
Travel & Ent
Travel	2,370.82	0.00
Travel & Ent - Other	454.86	0.00

Total Travel & Ent	2,825.68	0.00
Utilities
Gas and Electric	261,827.52	1,435.18
Water & Trash	9,436.09	236.15
Utilities - Other	21,514.77	0.00

Total Utilities	292,778.38	1,671.33

Total Expense	5,313,680.57	41,204.40

Net Ordinary Income	-43,688,549.15	-21,204.40
Other Income/Expense
Other Income
Interest Income	5,874.04	0.00
Other Income	734.65	0.00

Total Other Income	6,608.69	0.00
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Asset Management	64,830.80	0.00
CLI Liquidation Expenses	196,164.13	1,089.00

Total Post-Petition Payments	260,994.93	1,089.00
Pre-Petition Payments
Employee Reimbursements	7,780.08	0.00
Exp Charged - Sec Dep	1,052,398.00	0.00
Other Critical Vendors	27,523.51	0.00
Sales & Other Taxes	-2,110.68	0.00

Total Pre-Petition Payments	1,085,590.91	0.00
Provision for Restructuring Chg	43,251,000.00	0.00

Total Other Reorganization Expenses	44,597,585.84	1,089.00
U.S. Trustees Fees	13,750.00	0.00

Total Reorganization Expenses	44,611,335.84	1,089.00

Total Other Expense	44,611,335.84	1,089.00

Net Other Income	-44,604,727.15	-1,089.00

Net Loss	-88,293,276.30	-22,293.40

See accompanying Note To Financial Statements	Page 2 of 2

In re: eToys Distribution LLC	Case No. 01-00707(MFW)

Balance Sheet (MOR-3)
As of March 31, 2002
UNAUDITED

Mar 31, '02
ASSETS
Current Assets
Checking/Savings
102000 - UBOC DIP ACCOUNT	2.39
104000 - BOA DIP ACCOUNT	1,797.78

Total Checking/Savings	1,800.17
Other Current Assets
Other Liquidated Debts
129000 - A/R Other	65,110.22
155000 - A/P Debit Balances	50,000.00

Total Other Liquidated Debts	115,110.22

Total Other Current Assets	115,110.22

Total Current Assets	116,910.39
Other Assets
I/C Due to eToys, Inc.	13,125,084.18
Reserve for Restructuring	-274,718.99
Security Deposits
241000 - Other Security Deposit	50,000.00

Total Security Deposits	-224,718.99

Total Other Assets	12,900,365.19

TOTAL ASSETS	13,017,275.58

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	71,657.88

Total Accounts Payable	71,657.88
Total Current Liabilities	71,657.88
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
311000 - Sales and Use Taxes	2,503,620.11
332000P - Emp Claims Priority	162,969.44

Total Priority Claims	2,666,589.55
Secured Claims
351000 - Capital Lease Oblgtns	11,431,105.14

Total Secured Claims	11,431,105.14
Unsecured Claims
301000 - Accounts Payable	47,997,420.40
303500 - Equipment Lease	27,443.24
332000U - Emp. Claims Unsecured	315,417.43
I/C - Due to eToys, Inc.	65,413,313.98

Total Unsecured Claims	113,753,595.05

Total Liabs Subject to Compromise	127,851,289.74

Total Long Term Liabilities	127,851,289.74

Total Liabilities	127,922,947.62

Total Equity	-114,905,672.04

TOTAL LIABILITIES & EQUITY	13,017,275.58

See accompanying notes to Financial Statements.	Page 1 of 1

In re: eToys Distribution LLC Debtor	Case No. 01-00707 (MFW) Reporting Period: 03/01/02-03/31/02

Notes to Unaudited Financial Statements (MOR – 2, 3)
UNAUDITED

NOTE 1 -	Basis of Presentation

Assets are carried at fair market value which has been determined using the best information available to management. There can be no assurance that amounts to be realized from the liquidation of the Company's assets will equal the estimated realizable value.

Creditors' claims against the Company are still being evaluated and as of this time the fair market value of such claims has not been established. Accordingly, no adjustment to prepetition liabilities has been recorded. (See Notes 3 and 4)
NOTE 2 -	Provision For Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. This reserve has now been used to recognize losses and anticipated losses on remaining assets. During January 2002, $11,000,000 of the reserve was reversed and transferred to eToys, Inc. There can be no assurance that the remaining reserve is adequate to cover the losses actually realized upon asset sales.
NOTE 3 -	Contingent Liabilities - Administrative Claims

On December 7, 2001, the bar date for the filing of administrative claims passed. Prior to the bar date, administrative claims totaling approximately $1.565,000 were filed against eToys Distribution, LLC. The Company is undertaking a review and reconciliation of the administrative claims filed, a process that has not yet been completed. Based on a preliminary review of the administrative claims filed, it appears that some actually duplicate pre-petition unsecured claims and some involve lease rejection claims, which would not be properly classified as Administrative Claims. Until the reconciliation process is complete, and claims objections heard by the Court, the Debtor can make no representations or provide any assurances regarding the Administrative Claims, which would be paid ahead of any distribution to pre-petition creditors.
NOTE 4 -	Contingent Liabilities

As a result of the cessation of business operations, numerous contingent liability claims for items such as operating and capital leases and executory contracts have arisen and are substantial. Liabilities currently recognized on the balance sheet reflect only going concern liabilities, and will be adjusted, where appropriate, for contingent liabilities as claims are researched, validated and quantified.

In re:	eToys Distribution LLC	Case No. 01-00707(MFW)
	Debtor	Reporting Period: 03/01/02-03/31/02

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Actual	Amount Paid	Date Paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	9,521.42	9,521.42	March 1, 8, 15, 22, & 29	Note 1	0.00
FICA-Employee	0.00	1,168.57	1,168.57	March 1, 8, 15, 22, & 29	Note 1	0.00
FICA-Employer	0.00	1,168.57	1,168.57	March 1, 8, 15, 22, & 29	Note 1	0.00
Tax Rate Adjustment	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00				0.00
Other:	0.00	0.00				0.00
Total Federal Taxes	0.00	11,858.56	11,858.56			0.00
STATE AND LOCAL
Withholding	0.00	1,291.17	1,291.17	March 1, 8, 15, 22, & 29	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	1,291.17	1,291.17			0.00
Total taxes	0.00	13,149.73	13,149.73			0.00

Note 1 - All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	>90	Total
Accounts payable	-	-	-	-	71,657.88	71,657.88
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other: Vacation Accrual
Other: Post Petition Liabilities
Total Postpetition Debts						71,657.88

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Debtor has adequate funds to pay post-petition obligations. However, payments to some vendors have been delayed pending resolution of disputed balance and adjudication of motions for allowance of administrative claims.

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)

eToys Distribution LLC
Accounts Payable Aging Report
As of March 31, 2002

	Current	1 - 30	31 - 60	61 - 90	> 90		TOTAL
HOMESTEAD MATERIALS HANDLING	0.00	0.00	0.00	0.00	3,018.89	(1)	3,018.89
LEASING TECHNOLOGIES INT'L, INC.	0.00	0.00	0.00	0.00	39,190.00	(1)	39,190.00
RAYMOND LEASING CORPORTATION	0.00	0.00	0.00	0.00	27,958.79	(1)	27,958.79
XEROX CORPORATION	0.00	0.00	0.00	0.00	1,490.20	(1)	1,490.20

TOTAL	0.00	0.00	0.00	0.00	71,657.88		71,657.88

Notes:

(1)
Lease - In the > 90 day column, $71,657.88 represents post-petition lease payments which are the subject of ongoing negotiations and motions for allowance of administrative claims.

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)
	Debtor	03/01/02-03/31/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$115,110.22
(+) Amounts billed during the period
(-) Amounts collected during the period (Note 1)
(-) Other adjustments (Note 1)
Total Accounts Receivable at the end of the reporting period	$115,110.22
Accounts Receivable Aging	Amount
0-30 days old	$-
31-60 days old
61-90 days old
91 + days old	$115,110.22
Total Accounts Receivable	$115,110.22
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$115,110.22

DEBTOR QUESTIONNAIRE

Must be completed each month		YES	NO
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: eKids, Inc.	Case No. 01-00708 (MFW) Reporting Period: 03/01/02-03/31/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

        I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	4/18/02 Date
/s/ BARRY GOLD Printed Name of Authorized Individual	President & CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 03/01/02-03/31/02

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (attach list)
(-) OUTSTANDING CHECKS (attach list)
OTHER (attach list)
ADJUSTED BANK BALANCE

*  Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	None		None

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount

Total Outstanding Checks		$-

OTHER

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 03/01/02-03/31/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total
CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00

CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS - SWEEP ACCOUNT				0.00
TRANSFERS - UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00
DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

            THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 03/01/02-03/31/02
MOR-2 STATEMENT OF OPERATIONS
(Income Statement)	NOT APPLICABLE

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

	MONTH	FILING TO DATE
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items

Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 03/01/02-03/31/02

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items-interest Earned on Accumulated Cash From Chapter 11
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the Bankruptcy proceeding, should be reported as a reorganization item.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 03/01/02-03/31/02
MOR-3 BALANCE SHEET	NOT APPLICABLE

ASSETS	MONTH	MONTH
NOT APPLICABLE
Cash (Unrestricted)
Cash (restricted)
Accounts Receivable (net)
Inventory
Notes Receivable
Prepaid Expenses
Other (Attach List)
Total Current Assets

Real Property & Improvements
Machinery & Equipment
Furniture, Fixtures & Office Equipment
Vehicles
Leasehold Improvements
Less: Accumulated Deprec/Depletion
Total Property, Plant & Equipment
Liabilities not subject to compromise (Postpetition Liabilities)
Accounts payable
Taxes Payable
Notes payable
Professional Fees
Secured Debt
Due to Affiliates & Insiders
Other (Attach List)
Total postpetition Liabilities
Liabilities subject to compromise (Postpetition Liabilities)
Secured Debt-Per Plan
Priority Debt-Per Plan
Unsecured Debt-Per Plan
Other (Attach List)-Per Plan
Total Prepetition Liabilities
Total Liabilities
Equity
Common Stock
Retained Earnings (Deficit)
Total Equity (Deficit)
Total Liabilities & Owner's Equity

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 03/01/02-03/31/02
MOR-3 continued BALANCE SHEET	NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
NOT APPLICABLE

Other Assets

Liabilities and Downer Equity	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

eKids, Inc., debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the United States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 03/01/02-03/31/02

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
Reporting Period: 03/01/02 - 03/31/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(-) Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

        DEBTOR QUESTIONNAIRE (Not Applicable)

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: PMJ Corporation	Case No. 01-00709 (MFW)
Reporting Period: 03/01/02-03/31/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

        I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	4/18/02 Date
Barry Gold Printed Name of Authorized Individual	President & CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 03/01/02-03/31/02

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (attach list)
(-) OUTSTANDING CHECKS (attach list)
OTHER (attach list)
ADJUSTED BANK BALANCE

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount

Total Outstanding Checks		$-

OTHER

In re:	PMJ Corporation	Case No. 01-0709 (MFW)
	Debtor	Reporting Period 03/01/02-03/31/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total

CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00
CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS - SWEEP ACCOUNT				0.00
TRANSFERS - UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00

DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

THE FOLLOWING SECTION MUST BE COMPLETED
TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 03/01/02-03/31/02
MOR-2 STATEMENT OF OPERATIONS (Income Statement)	NOT APPLICABLE

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

REVENUES	MONTH	FILING TO DATE
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items

Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 03/01/02-03/31/02

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items-Interest Earned on Accumulated Cash From Chapter 11
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the Bankruptcy proceeding, should be reported as a reorganization item.

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 03/01/02-03/31/02
MOR-3
BALANCE SHEET	NOT APPLICABLE
ASSETS	MONTH	MONTH
NOT APPLICABLE
Cash (Unrestricted)
Cash (Restricted)
Accounts Receivable (net)
Inventory
Notes Receivable
Prepaid Expenses
Other (Attach List)
Total Current Assets

Real Property & Improvements
Machinery & Equipment
Furniture, Fixtures & Office Equipment
Vehicles
Leasehold Improvements
Less: Accumulated Deprec/Depletion
Total Property, Plant & Equipment
Liabilities not subject to compromise (Postpetition Liabilities)
Accounts payable
Taxes Payable
Notes payable
Professional Fees
Secured Debt
Due to Affiliates & Insiders
Other (Attach List)
Total postpetition Liabilities
Liabilities subject to compromise (Postpetition Liabilities)
Secured Debt-Per Plan
Priority Debt-Per Plan
Unsecured Debt-Per Plan
Other (Attach List)-Per Plan
Total Prepetition Liabilities
Total Liabilities
Equity
Common Stock
Retained Earnings (Deficit)
Total Equity (Deficit)
Total Liabilities & Owner's Equity

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 03/01/02-03/31/02

MOR-3 continued
BALANCE SHEET

NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
NOT APPLICABLE

Other Assets

Liabilities and Downer Equity	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

PMJ Corporation, debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the United States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 03/01/02-03/31/02

MOR-4
STATUS OF POSTPETITION TAXES

        The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*
"Insider" is defined in 11 U.S.C. Section 101 (31).

In re: PMJ Corporation	Case No. 01-00709 (MFW) Reporting Period: 03/01/02 - 03/31/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(-) Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE (Not Applicable)

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

QuickLinks

  Exhibit 99.1
SUMMARY OF UNPAID POSTPETITION DEBTS